UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2022

T Series Middle Market Loan Fund
(Exact name of Registrant as Specified in Its Charter)

Delaware	27-0279273
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

1585 Broadway New York, NY	10036
(Address of principal executive offices)	(Zip Code)

1 (212) 761-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement

T Series Middle Market Loan Fund LLC, (the “Company”), as borrower (“Borrower”), provided written notice (the “Reduction Notice”) of its intent to reduce the amount of the commitment to $375 million from $425 million in accordance with, and as permitted under that certain revolving credit agreement by and among the Company, as Borrower (the Borrower and collectively with any additional Borrowers) and the Commonwealth Bank of Australia, as administrative agent (as amended, the “Credit Facility”). The other terms of the Credit Facility were not changed. Such reduction in the revolving commitment under the Credit Facility pursuant to the Commitment Reduction Notice was effective as of December 28, 2022.

Item 3.02. Unregistered Sales of Equity Securities.

On December 9, 2022, the Company delivered a capital drawdown notice relating to the sale of approximately 4,030,091 of the Company’s common units, (the “Common Units”) for an aggregate offering price of $75 million. The sale closed on December 22, 2022.

The sale of Common Units was made pursuant to a subscription agreement. Under the terms of the subscription agreement, an investor is required to fund drawdowns to purchase Common Units up to the amount of its capital commitment on an as-needed basis with a minimum of ten business days’ prior notice.

The issuance of the Common Units is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D thereunder. The Company relied, in part, upon representations from each investor in the subscription agreement that such investor was an accredited investor as defined in Regulation D under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 Letter Re: Reduction of Commitment for Credit Facility for T Series Middle Market Loan Fund, dated as of December 23, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2022		T SERIES MIDDLE MARKET LOAN FUND LLC

	By:	/s/ Venugopal Rathi
Venugopal Rathi
Chief Financial Officer